_______________________________________________________________________________
_______________________________________________________________________________




                                   CTB, INC.
                         CHORE-TIME BROCK HOLDING B. V.
                                  AS BORROWERS

                                      AND

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                      AND

                          KEYBANK NATIONAL ASSOCIATION
                            AS ADMINISTRATIVE AGENT



                             _____________________

                                AMENDMENT NO. 1
                                  DATED AS OF
                                 MARCH 1, 1998

                                       TO

                                CREDIT AGREEMENT
                                  DATED AS OF
                                AUGUST 15, 1997
                             _____________________




_______________________________________________________________________________
_______________________________________________________________________________
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                                AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 1, 1998 ("THIS AMENDMENT"), among the following:

           (i) CTB, INC., an Indiana corporation (herein, together with its successors and assigns, the "COMPANY" or a "BORROWER");

           (ii) CHORE-TIME BROCK HOLDING B. V., a private limited liability company formed under the laws of The Netherlands (herein, together with its successors and assigns, "CHORE-TIME NETHERLANDS" or a "BORROWER"), which is a Wholly-Owned Subsidiary of the Company;

           (iii) the financial institutions which are signatories hereto, each of which is one of the Lenders (the "LENDERS") party to the Credit Agreement; and

           (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:


     PRELIMINARY STATEMENTS:

     (1) The Borrowers entered into the Credit Agreement (the "CREDIT AGREEMENT"), dated as of August 15, 1997, with the Lenders named therein and KeyBank National Association, as Administrative Agent for the Lenders under the Credit Agreement.

     (2) Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

     (3) The Borrower is a Subsidiary of CTB International Corp., a Delaware corporation (herein, together with its successors and assigns, the "PARENT") which is subject to the public reporting requirements of the 1934 Act.

     (4) The Borrowers have requested the Lenders and the Administrative Agent to amend certain of the financial reporting requirements of the Credit Agreement in order to avoid the necessity of obtaining audited financial statements for the Company under circumstances where the Company represents substantially all of the assets of the Parent and contributes substantially all of the earnings before interest, taxes, depreciation and amortization of the Parent, and the Lenders and the Administrative Agent are willing to amend the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. AMENDMENTS.

     1.1. ADDITIONAL DEFINITIONS.   Effective on the Effective Date provided in
section 4 hereof, the following definitions are added to section 1.1 of the Credit Agreement in appropriate alphabetic order:

           "PARENT" shall mean CTB International Corp., a Delaware corporation, and its successors and assigns.

           "PARENT FINANCIAL STATEMENT CONDITIONS" shall mean the following:

                 (i) as of the end of any applicable fiscal period the Company is a Wholly-Owned Subsidiary of the Parent;

                 (ii) the Parent and the Company have the same fiscal year,

                 (iii) the consolidated total assets of the Company represent at least 95% of the consolidated total assets of the Parent,

                 (iv) the  Company's Consolidated EBITDA for such fiscal year represents at least 95% of the consolidated earnings before interest, taxes, depreciation and amortization of the Parent for such fiscal year, and

                 (v) the Company contemporaneously delivers to the Lenders and the Administrative Agent a certificate of the Chief Financial Officer or other responsible financial officer of the Parent demonstrating, in reasonable detail, satisfaction of the conditions specified in clauses (iii) and (iv) above.

     1.2. FINANCIAL REPORTING REQUIREMENTS. Effective on the Effective Date provided in section 4 hereof, (i) PROVISOS are added to sections 8.1(a) and (b) of the Credit Agreement, and (ii) section 8.1(c) of the Credit Agreement is amended to include complementary changes, so that, after giving effect thereto, sections 8.1(a), (b) and (c) of the Credit Agreement read in their entirety as follows:

           (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, the consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, of stockholder's equity and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, all in reasonable detail and accompanied by the opinion with respect to such consolidated financial statements of independent public accountants of recognized national standing selected by the Company, which opinion shall be unqualified and shall (i) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles, or (ii) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor



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      organization); PROVIDED that if the Parent Financial Statement Conditions are satisfied at such time, the Company may, in lieu of delivering such financial statements, deliver instead the consolidated financial statements of the Parent and its consolidated subsidiaries as at the end of and for such fiscal year, in the form filed with the SEC under the 1934 Act as part of the Parent's Report on Form 10-K for such fiscal year, accompanied by the opinion with respect to such consolidated financial statements of independent public accountants of recognized national standing selected by the Parent, which opinion shall be unqualified.

           (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Company, the unaudited condensed consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such quarterly period and the related unaudited condensed consolidated statements of income and of cash flows for such quarterly period, and setting forth, in the case of such unaudited consolidated statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year, and which consolidated financial statements shall be certified on behalf of the Company by the Chief Financial Officer or other Authorized Officer of the Company, subject to changes resulting from normal year-end audit adjustments; PROVIDED that if the Parent Financial Statement Conditions are satisfied at such time, the Company may, in lieu of delivering such financial statements, deliver instead the condensed consolidated financial statements of the Parent and its consolidated subsidiaries as at the end of and for such fiscal quarter (or the portion of the fiscal year elapsed to date), in the form filed with the SEC under the 1934 Act as part of the Parent's Report on Form 10-Q for such fiscal quarter.

           (c) OFFICER'S COMPLIANCE CERTIFICATES. At the time of the delivery of the financial statements provided for in sections 8.1(a) and (b), a certificate on behalf of the Company of the Chief Financial Officer or other Authorized Officer of the Company to the effect that, to the best knowledge of the Company, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (x) the calculations required to establish compliance with the provisions of sections 9.7 through 9.10, inclusive, of this Agreement, including an identification of the amounts of any financial items of persons or business units acquired by the Company for any periods prior to the date of acquisition which are used in making such calculations, and (y) if the Parent's financial statements are being delivered instead of the Company's financial statements as provided above, the calculations, in reasonable detail, of any adjustments to the items reflected in such financial statements pertinent to establishing compliance with the provisions of sections 9.7 through 9.10, inclusive, of this Agreement.


      SECTION 2. REPRESENTATIONS AND WARRANTIES.

      The Borrowers jointly and severally represent and warrant that (i) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrowers, has been duly executed and delivered by a duly authorized officer or officers of the Borrowers, and constitutes the valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with its terms; (ii) the representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (iii) no condition or



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event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (iv) the Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which any Borrower is a party.


     SECTION 3. RATIFICATIONS.

     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


     SECTION 4. BINDING EFFECT.

     This Amendment shall become effective if and when, on a date (the "EFFECTIVE DATE"), on or prior to April 15, 1998, (i) this Amendment shall have been executed by the Borrowers and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent,
(ii) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent, (iii) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution), and (iv) the Administrative Agent shall have notified the Company and each Lender in writing that the conditions specified in the foregoing clauses have been satisfied; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrowers, each Lender and the Administrative Agent and their respective permitted successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.


     SECTION 5. MISCELLANEOUS.

     5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof,



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and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]








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


     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.



CTB, INC.                                         COMERICA BANK


By:____________________________________           By:____________________________________
Vice President & Chief Financial Officer          Vice President


CHORE-TIME BROCK HOLDING B. V.                     LaSALLE NATIONAL BANK


By: CTB, Inc.,
        one of its Managing Directors             By:____________________________________
                                                     Commercial Lending Officer

By:____________________________________
Vice President & Chief Financial Officer


KEYBANK NATIONAL ASSOCIATION,                     NBD BANK, N. A.
     individually and as Administrative Agent


                                                   By:____________________________________
                                                      Vice President
By:____________________________________
Vice President


BANK ONE, INDIANA, NATIONAL                       COOPERATIEVE CENTRALE
ASSOCIATION                                       RAIFFEISEN-BOERENLEEBANK B.A.,
                                                  "RABOBANK NEDERLAND",
                                                  NEW YORK BRANCH

By:____________________________________
   Vice President

                                                  By:____________________________________
                                                      Title:

By:____________________________________
Vice President

                           ACKNOWLEDGMENT AND CONSENT

     For the avoidance of doubt, and without limitation of the intent and effect of sections 5 and 6 of the Subsidiary Guaranty and sections 6 and 7 of the Foreign Subsidiary Guaranty (as such terms are defined in the Credit Agreement referred to in the Amendment No. 1 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement, as in effect prior to the Amendment, and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement, as in effect prior to the Amendment, as amended by the Amendment.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty and/or the Foreign Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of the undersigned. This Acknowledgment and Consent may be executed by the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.



CTB CREDIT CORPORATION                      CHORE-TIME TEXAS, INC.


By:_________________________________        By:_________________________________
   Title:                                      Title:


CTB CREDIT CORPORATION                      FANCOM HOLDING B. V.


By:_________________________________        By:_________________________________
   Title:                                      Jan H. M. Cremers
                                               Managing Director


CTB SALES CORPORATION                       FANCOM B. V.


By:_________________________________        By:_________________________________
   Title:                                      Jan H. M. Cremers
                                               Managing Director



                                            By:_________________________________
                                               Har H. W. Gootzen
                                               Managing Director